UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 3, 2014
Date of Report (Date of earliest event reported)

_________________________

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

_________________________

Maryland	001-35263	45-2482685
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

405 Park Avenue
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 415-6500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Contribution and Exchange Agreement

Pursuant to a letter agreement entered into on July 1, 2013 (the “Letter Agreement”) in connection with the Merger Agreement (as defined below), (i) it was acknowledged that the Merger (as defined below) constitutes an “investment liquidity event,” which entitles American Realty Capital Trust IV Special Limited Partner, LLC (the “Special Limited Partner”), a Delaware limited liability company and the holder of the special limited partner interest (the “SLP Interest”) in American Realty Capital Operating Partnership IV, L.P., a Delaware limited partnership and the operating partnership of ARCT IV (as defined below) (“ARCT IV Operating Partnership”), to receive certain distributions from ARCT IV Operating Partnership including a subordinated distribution of net sales proceeds resulting from an “investment liquidity event” (as defined in the agreement of limited partnership of ARCT IV Operating Partnership) and (ii) the Special Limited Partner elected to contribute its SLP Interest to ARCT IV Operating Partnership pursuant to a contribution agreement to be entered into in exchange for the number of operating partnership units in ARCT IV Operating Partnership determined in accordance with the Letter Agreement. The Special Limited Partner is an affiliate of AR Capital, LLC, a Delaware limited liability company (“ARC”).

In order to implement the Letter Agreement, on January 3, 2014, ARC Properties Operating Partnership, L.P., a Delaware limited partnership and the operating partnership of ARCP (as defined below) (“ARCP Operating Partnership”), entered into a Contribution and Exchange Agreement (the “Contribution and Exchange Agreement”) with the Special Limited Partner, ARC Real Estate Partners, LLC, a Delaware limited liability company (“AREP”), and ARCT IV Operating Partnership. Under the Letter Agreement, in connection with management’s successful attainment of the 6% performance hurdle and the return to ARCT IV’s stockholders of approximately $358.3 million in addition to their initial investment (determined based on the value of the merger consideration per share of ARCT IV common stock of (i) $9.00 in cash; (ii) 0.5190 of a share of ARCP common stock (valued at $6.70 using the ARCP closing price of $12.91 on the trading day of the Merger and representing 21.9% of the total nominal consideration); and (iii) 0.5937 of a share of ARCP’s Series F Preferred Stock (as defined below) (NASDAQ: ARCPP) (valued at $14.84 based on liquidation preference of $25.00 per share of perpetual preferred stock and representing 48.6% of the total nominal consideration), for a fixed nominal consideration, as of January 3, 2014, of $30.54), the Special Limited Partner was entitled to receive a subordinated distribution of net sales proceeds from ARCT IV Operating Partnership in an amount equal to approximately $63.2 million (the “Subordinated Distribution Amount”). Pursuant to the Contribution and Exchange Agreement, (i) the Special Limited Partner contributed its SLP Interest (with a value equal to the Subordinated Distribution Amount) to ARCT IV Operating Partnership in exchange for an amount of common units of equity ownership of ARCT IV Operating Partnership equivalent to 6,734,148 common units of equity ownership of ARCP Operating Partnership, which were automatically converted into such ARCP Operating Partnership common units upon consummation of the Partnership Merger (as defined below), and (ii) AREP contributed $750,000 in cash to ARCT IV Operating Partnership, effective prior to the consummation of the Merger and Partnership Merger, in exchange for an amount of common units of equity ownership of ARCT IV Operating Partnership equivalent to 79,872 common units of equity ownership of ARCP Operating Partnership, which were automatically converted into such ARCP Operating Partnership common units upon consummation of the Partnership Merger.

This summary description of the material terms of the Contribution and Exchange Agreement is qualified in its entirety by the Contribution and Exchange Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 3, 2014, American Realty Capital Properties, Inc., a Maryland corporation (“ARCP”), completed its acquisition (the “Merger”) of American Realty Capital Trust IV, Inc., a Maryland corporation (“ARCT IV”), pursuant to that certain Agreement and Plan of Merger, dated as of July 1, 2013 (as amended on October 6, 2013 and October 11, 2013, the “Merger Agreement”), by and among ARCP, ARCT IV, ARCP Operating Partnership, Thunder Acquisition, LLC, a Delaware limited liability company and a wholly owned subsidiary of ARCP Operating Partnership (“Merger Sub”), and ARCT IV Operating Partnership, pursuant to which ARCT IV merged with and into Merger Sub. In addition, pursuant to the Merger Agreement, ARCT IV Operating Partnership completed its merger (the “Partnership Merger”) with and into ARCP Operating Partnership, with ARCP Operating Partnership being the surviving entity.

The Merger became effective upon the filing of the Articles of Merger with the State Department of Assessments and Taxation of Maryland (the “Maryland SDAT”) and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware with an effective date of January 3, 2014 (the “Effective Time”). The Partnership Merger became effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware with an effective date of January 3, 2014.

In connection with the consummation of the Merger, each share of common stock, par value $0.01 per share, of ARCT IV issued and outstanding immediately prior to the Effective Time, was converted into the right to receive: (i) $9.00 in cash (“Cash Consideration”); (ii) 0.5190 of a share of common stock, par value $0.01 per share, of ARCP (“Stock Consideration”); and (iii) 0.5937 of a share of Series F Preferred Stock (collectively with the Cash Consideration and Stock Consideration, the “Merger Consideration”).

In connection with the consummation of the Partnership Merger, each outstanding unit of equity ownership of ARCT IV Operating Partnership, other than Class B Units, was converted into the right to receive: (i) the Cash Consideration, (ii) 0.5190 of a unit of equity ownership of ARCP Operating Partnership; and (iii) 0.5937 of a preferred unit of equity ownership of ARCP Operating Partnership. Each Class B Unit of ARCT IV Operating Partnership was converted into the right to receive 2.3961 Class B Units of ARCP Operating Partnership.

In addition, as provided in the Merger Agreement, immediately prior to the Effective Time, the vesting of certain shares of ARCT IV restricted stock was accelerated, and each such share was entitled to receive the Merger Consideration.

The description of the Merger Agreement contained in this Current Report on Form 8-K (including the description of the Merger Consideration) is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by ARCP on July 2, 2013, as amended by the First Amendment to the Merger Agreement dated October 6, 2013, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by ARCP on October 7, 2013, and the Second Amendment to the Merger Agreement dated October 11, 2013, a copy of which was filed as Annex E to the Definitive Proxy Statement/Prospectus filed by ARCP and ARCT IV on December 4, 2013.

ARCP and ARCT IV each were sponsored directly by ARC. American Realty Capital Advisors IV, LLC (the “ARCT IV Advisor”) is a Delaware limited liability company indirectly wholly owned by ARC and is ARCT IV’s external manager. ARC Properties Advisors, LLC (the “ARCP Manager”) is a Delaware limited liability company wholly owned by ARC and is ARCP’s external manager. ARC and its affiliates, including the ARCT IV Advisor and ARCP Manager, have provided investment, management and advisory services, as well as certain acquisition and debt capital services to ARCP and ARCT IV, as applicable. ARCP and ARCT IV paid management fees and certain other fees to, and reimbursed certain expenses of, the ARCT IV Advisor and ARCP Manager, respectively. Affiliates of ARC have also provided similar services for other ARC-sponsored REITs including, American Realty Capital New York Recovery REIT, Inc., Phillips Edison — ARC Shopping Center REIT, Inc., American Realty Capital — Retail Centers of America, Inc., American Realty Capital Healthcare Trust, Inc., American Realty Capital Daily Net Asset Value Trust, Inc., ARC Realty Finance Trust, Inc., American Realty Capital Global Trust, Inc., American Realty Capital Healthcare Trust II, Inc., American Realty Capital Trust V, Inc., Phillips Edison — ARC Grocery Center REIT II, Inc. and American Realty Capital Hospitality Trust, Inc. as well as Business Development Corporation of America, a business development company and American Energy Capital Partners, LP, a non-traded oil and gas limited partnership. Certain of the ARC-sponsored REITs have investment strategies substantially similar to those of ARCP, ARCT IV and the combined company.

Except as provided in Item 1.01 of this Current Report on Form 8-K under the caption “Contribution and Exchange Agreement,” the foregoing description of the material relationships between ARC and its affiliates and the parties to the agreements described in this Current Report on Form 8-K is qualified in its entirety by reference to the “The Merger – Interests of ARCP’s Directors and Executive Officers in the Merger,” “The Merger – Interests of ARCT IV’s Directors and Executive Officers in the Merger,” and “The Merger – Potential Conflicts” sections of the Definitive Proxy Statement/Prospectus filed by ARCP and ARCT IV on December 4, 2013, the relevant portions of which are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Item 3.03. Material Modification to Rights of Securities Holders.

On January 2, 2014, ARCP filed the Articles Supplementary (the “Series F Articles Supplementary”) classifying and designating the 6.70% Series F Cumulative Redeemable Preferred Stock, par value $0.01 per share, of ARCP (the “Series F Preferred Stock”) with the Maryland State Department of Assessments and Taxation. Pursuant to the Series F Articles Supplementary, a copy of which is attached as Exhibit 3.8 to the Registration Statement on Form 8-A filed by ARCP on January 3, 2014 and is incorporated herein by reference, the Series F Preferred Stock is not redeemable by ARCP before the fifth anniversary of the date on which such Series F Preferred Stock is issued (the “Initial Redemption Date”), except under circumstances intended to preserve ARCP’s status as a real estate investment trust for federal and/or state income tax purposes and except as described below upon the occurrence of a change of control (as defined in the Series F Articles Supplementary). On and after the Initial Redemption Date, ARCP may, at its option, redeem shares of the Series F Preferred Stock, in whole or from time to time in part, at a redemption price of $25.00 per share plus, subject to exceptions, any accrued and unpaid dividends thereon to the date fixed for redemption. In addition, upon the occurrence of a change of control, ARCP may, at its option, redeem shares of the Series F Preferred Stock, in whole or in part, within 120 days after the first date on which such change of control occurred, at a redemption price of $25.00 per share plus, subject to exceptions, any accrued and unpaid dividends thereon to the date fixed for redemption. Upon the occurrence of a change of control after which neither ARCP nor the acquiring entity has a class of common securities listed on a national stock exchange, each holder of Series F Preferred Stock will have the right (unless, prior to the change of control conversion date (as defined in the Series F Articles Supplementary), ARCP has provided or provides notice of its election to redeem some or all of the shares of Series F Preferred Stock as provided in either of the two preceding sentences, in which case such holder will have the right only with respect to shares of Series F Preferred Stock that are not called for redemption) to convert some or all of the shares of Series F Preferred Stock into ARCP’s common stock (or, in specified circumstances, certain alternative consideration). The shares of Series F Preferred Stock have no stated maturity, are not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless ARCP redeems or otherwise repurchases them or they become convertible and are converted into common stock (or, if applicable, alternative consideration).

The Series F Preferred Stock will pay cumulative cash dividends at the rate of 6.70% per annum on its liquidation preference of $25.00 per share (equivalent to $0.08271 per share on a monthly basis). With respect to rights to the payment of dividends and distribution of assets upon liquidation, dissolution or winding up, the Series F Preferred Stock ranks senior to all classes or series of ARCP common stock and to all other equity securities issued by ARCP other than equity securities referred to in (ii) and (iii) below, (ii) on a parity with Series D Cumulative Convertible Preferred Stock and Series E Cumulative Preferred Stock and (iii) junior to all equity securities issued by ARCP with terms specifically providing that such equity securities rank senior to the Series F Preferred Stock.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in Item 5.02 of the Current Report on Form 8-K filed by ARCP on October 22, 2013, on October 21, 2013, ARCP’s board of directors appointed William G. Stanley, 58, to serve as an independent director of ARCP, effective as of the closing of the Merger, for a term expiring upon the earlier of (i) the next annual meeting of ARCP’s stockholders and until his successor is duly executed and qualified and (ii) his death, removal or resignation. Mr. Stanley was appointed due to his extensive experience and in order to fill the vacancy created by the death of Dr. Walter P. Lomax, Jr. There are no related party transactions involving Mr. Stanley that are reportable under Item 404(a) of Regulation S-K.

Mr. Stanley will serve on ARCP’s audit committee, corporate governance and nominating committee and compensation committee. A description of Mr. Stanley’s background was contained in the Current Report on Form 8-K filed by ARCP on October 22, 2013, described above.

Item 7.01. Regulation FD Disclosure.

ARCP prepared a presentation containing pro forma information describing the combined company (including the pending acquisition of Cole Real Estate Investments, Inc. (“Cole”)) taking into account the closing of the acquisition of ARCT IV.

A copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K. Such presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.2, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

Revolving Credit and Term Loan Commitments

On December 30, 2013, ARCP entered into a letter agreement with Barclays Bank PLC, or Barclays, Citigroup Global Markets Inc. and/or any of its affiliates, Credit Suisse AG, Cayman Islands Branch, Morgan Stanley Senior Funding, Inc. and Capital One, N.A., which we refer to together as the Commitment Parties, acknowledging that the Commitment Parties’ previously disclosed term loan commitments have been reduced by $220.0 million to an aggregate of $1,840.0 million. The reduction in the Commitment Parties’ term loan commitments resulted from the previously disclosed $720.0 million increase in the amount of revolving credit commitments available under ARCP’s existing credit facility.

In addition, the letter agreement with the Commitment Parties clarifies that any additional increase in the amount of revolving credit commitments under its existing credit facility will further reduce the Commitment Parties’ term loan commitments on a dollar-for-dollar basis.

Press Release

On January 3, 2014, ARCP issued a press release announcing the closing of its acquisition of ARCT IV, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference.

Investor Presentation

On January 3, 2014, ARCP filed an investor presentation as described in Item 7.01 of this Current Report on Form 8-K.

Additional Information about Merger Between ARCP and Cole and Where to Find It

In connection with the proposed merger, ARCP and Cole filed a definitive joint proxy statement/prospectus with the U.S. Securities and Exchange Commission (“SEC”) on December 23, 2013 and commenced mailing the definitive joint proxy statement/prospectus and a form of proxy to the stockholders of ARCP and Cole. These materials are not a substitute for the definitive joint proxy statement/prospectus or the Registration Statement on Form S-4 (File No. 333-192106) that ARCP filed with the SEC in connection with the proposed merger with Cole. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) REGARDING THE PROPOSED MERGER, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THE JOINT PROXY STATEMENT/ PROSPECTUS AND SUCH OTHER DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCP, COLE AND THE PROPOSED MERGER. The definitive joint proxy statement/prospectus contains additional detail concerning the benefits of the proposed merger, the risks associated therewith and conflicts of interest.

Investors and stockholders of ARCP and Cole may obtain free copies of the definitive joint proxy statement/prospectus and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Copies of the documents filed by ARCP with the SEC are also available on ARCP’s website at http://www.arcpreit.com, and copies of the documents filed by Cole with the SEC are available on Cole’s website at www.colereit.com.

Participants in Solicitation relating to the Merger Between ARCP and Cole

ARCP, Cole, ARC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARCP’s and Cole’s stockholders in respect of the proposed Cole merger. Information regarding ARCP’s directors and executive officers can be found in ARCP’s definitive proxy statement filed with the SEC on April 30, 2013. Information regarding Cole’s directors and executive officers can be found in Cole’s definitive proxy statement filed with the SEC on April 11, 2013. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed Cole merger. These documents are available free of charge on the SEC’s website and from ARCP or Cole, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ARCP’s and Cole’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by any of the merger agreements will be consummated, the combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Cole merger agreement; (2) the inability to obtain regulatory approvals for the Cole merger transaction and the approval by ARCP’s stockholders of the issuance of ARCP common stock in connection with the Cole merger and the approval by Cole’s stockholders of the Cole merger; (3) risks related to disruption of management’s attention from the ongoing business operations due to the proposed Cole merger; (4) the effect of the announcement of the proposed Cole merger on ARCP’s or Cole’s relationships with their respective customers, tenants, lenders, operating results and businesses generally; (5) the outcome of any legal proceedings relating to any of the Cole merger or merger agreement; (6) risks to consummation of the Cole merger, including the risk that the merger will not be consummated within the expected time period or at all; and (7) ARCP’s inability to timely achieve the benefits associated with becoming a self-managed real estate company. Additional factors that may affect future results are contained in ARCP’s and Cole’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. ARCP and Cole disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
3.8	Articles Supplementary for the 6.70% Series F Cumulative Redeemable Preferred Stock, filed January 2, 2014(1)
10.1*	Contribution and Exchange Agreement, dated as of January 3, 2014, among ARCP Operating Partnership, the Special Limited Partner, AREP and ARCT IV Operating Partnership.
99.1*	“The Merger – Interests of ARCP’s Directors and Executive Officers in the Merger,” “The Merger – Interests of ARCT IV’s Directors and Executive Officers in the Merger,” and “The Merger – Potential Conflicts” sections of the Definitive Proxy Statement/Prospectus filed by ARCP and ARCT IV on December 4, 2013.
99.2*	Investor Presentation dated January 3, 2014.
99.3*	Press Release dated January 3, 2014.

*	Filed herewith.
(1)	Filed as Exhibit 3.8 to ARCP's Form 8-A, filed on January 3, 2014 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.
Date: January 3, 2014	By:	/s/ Nicholas S. Schorsch
Name: Nicholas S. Schorsch
Title: Chief Executive Officer and Chairman of the Board of Directors